                                                                       EXHIBIT 3


                               SECOND AMENDMENT TO
                       LOAN AND NEGATIVE PLEDGE AGREEMENT

         This Second Amendment to Loan and Negative Pledge Agreement, made and entered into as of the 31st day of March, 1998, between First American National Bank, a national banking association, as Agent for AmSouth Bank, an Alabama banking corporation ("AmSouth"), First American National Bank ("FANB") (individually, a "Bank" and, collectively, the "Banks"), and Diversicare Assisted Living Services NC, LLC, a Tennessee limited liability company (the "Borrower"),

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms of a Loan and Negative Pledge Agreement dated as of October 1, 1997, by and between FANB, AmSouth and Borrower (the "Loan Agreement"), the Banks agreed to make available to the Borrower, on a nonrevolving basis, up to $34,100,000, to finance the acquisition of the Facilities (capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement); and,

         WHEREAS, Borrower has requested, and the Banks have agreed, to extend the Maturity Date of the Credit Facility to April 1, 1999, subject to the terms and conditions contained herein; and,

         WHEREAS, the Banks, the Borrower and the Guarantors desire to amend the Loan Agreement to reflect the extension of the Maturity Date, as set forth herein,

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Loan Agreement as follows:

         1. Definitions. The following definitions set forth in Section 1 of the Loan Agreement are amended to read as follows:

            "Maturity Date" means April 1, 1999.

            "Notes" means the Renewal and Modification Promissory Notes of even date herewith, executed by the Borrower in favor of the Banks, together with all renewals, amendments and extensions thereof.

         2. Credit Facility. The references to the monthly interest payment dates in Section 2.1 of the Loan Agreement are hereby modified to refer to April 20, 1998, as the first payment date. The Maturity Date referred to in Section
2.1 of the Loan Agreement is hereby modified to refer to April 1, 1999.

         3. Section 2.5 of the Loan Agreement is hereby deleted, and the following is substituted as new Section 2.5:

                  2.5 Fees. In consideration for the Bank's agreements to extend the Maturity Date and to fund monies under the Loan in accordance with the Loan Agreement, Borrower shall pay the Agent a closing fee of 0.5% of the face amount of the Loan, to be distributed fifty percent (50%) to AmSouth and fifty percent (50%) to FANB.

         4. Guarantors. The Guarantors have joined in the execution of this Second Amendment to acknowledge the renewal and extension of the Loan and to confirm to the Banks that the terms and provisions of the Guaranty Agreements remain in full force and effect and to confirm that that the Guaranty Agreements continue to secure the obligations under the Loan Agreement, in accordance with the terms of the Guaranty Agreements.

         5. Collateral Assignment of Membership Interests. The undersigned, Diversicare Management Services Co. ("DMS") and Diversicare Assisted Living Services, Inc. ("DALS"), have joined in this Second Amendment for purposes of acknowledging the renewal and extension of the Loan and to further acknowledge that the terms and conditions of the Collateral Assignment of Membership Interests dated as of October 1, 1997, by and among the Banks, DMS and DALS (the "Collateral Assignment"), remain in full force and effect and to confirm that the Collateral Assignment continues to secure the Borrower's obligations under the Loan Agreement, in accordance with the terms of the Collateral Assignment.

         6. Closing Expenses. In consideration for the extension of the Maturity Date and the other agreements of the Banks set forth herein, Borrower agrees to pay all out-of-pocket expenses incurred by the Banks in connection with the renewal and extension of the Loan, including, without limitation, reasonable attorneys fees.

         7. Ratification. The Borrower hereby restates and ratifies all of the terms and conditions contained in the Loan Agreement as of the date hereof, and confirms that the Loan Agreement, as amended hereby, remains in full force and effect.

                  (Remainder of Page Intentionally Left Blank)

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and date first above written.

FIRST AMERICAN NATIONAL BANK                 DIVERSICARE ASSISTED LIVING
                                             SERVICES NC, LLC

BY: /s/Wallace Carter, III                   BY: /s/Mary Margaret Hamlett
   -----------------------------                ------------------------------

TITLE: Senior Vice President                 TITLE: Executive Vice President
      --------------------------                   ---------------------------

First American Center                        Chief Executive Office:
Nashville, TN  37237                         277 Mallory Station Road, Suite 130
                                             Franklin, TN 37067

BANKS:

FIRST AMERICAN NATIONAL BANK

BY: /s/Wallace Carter, III
   -----------------------------------

TITLE: Senior Vice President
      --------------------------------

AMSOUTH BANK

BY: /s/Cathy Wind
   -----------------------------------

TITLE: Vice President
      --------------------------------

GUARANTORS:

ADVOCAT, INC., a Delaware corporation

BY: /s/Mary Margaret Hamlett
   -----------------------------------

TITLE: Executive Vice President
      --------------------------------

DIVERSICARE MANAGEMENT SERVICES
CO., a Tennessee corporation

BY: /s/Mary Margaret Hamlett
   -----------------------------------

TITLE: Executive Vice President
      --------------------------------

DIVERSICARE LEASING CORP.,
a Tennessee corporation

BY: /s/Mary Margaret Hamlett
   -----------------------------------

TITLE: Executive Vice President
      --------------------------------

ADVOCAT ANCILLARY SERVICES,
INC., a Tennessee corporation

BY: /s/Mary Margaret Hamlett
   -----------------------------------

TITLE: Executive Vice President
      --------------------------------

DIVERSICARE CANADA
 MANAGEMENT SERVICES CO.,
 INC., an Ontario, Canada corporation

BY: /s/Mary Margaret Hamlett
   -----------------------------------

TITLE: Executive Vice President
      --------------------------------

DIVERSICARE GENERAL
 PARTNER, INC., a Texas corporation

BY: /s/Mary Margaret Hamlett
    ----------------------------------

TITLE: Executive Vice President
      --------------------------------

FIRST AMERICAN HEALTH CARE,
INC., an Alabama corporation

BY: /s/Mary Margaret Hamlett
   -----------------------------------

TITLE: Executive Vice President
      --------------------------------

ADVOCAT DISTRIBUTION SERVICES,
INC., a Tennessee corporation

BY: /s/Mary Margaret Hamlett
   -----------------------------------

TITLE: Executive Vice President
      --------------------------------

ADVOCAT FINANCE, INC., a
Delaware corporation

BY: /s/Mary Margaret Hamlett
   -----------------------------------

TITLE: Executive Vice President
      --------------------------------

DIVERSICARE LEASING CORP. OF
ALABAMA, INC., an
Alabama corporation

BY: /s/Mary Margaret Hamlett
    ----------------------------------

TITLE: Executive Vice President
      --------------------------------

DIVERSICARE ASSISTED LIVING
SERVICES, INC., a Tennessee
corporation

BY: /s/Mary Margaret Hamlett
    ----------------------------------

TITLE: Executive Vice President
      --------------------------------